                                                  Amendment No. 5

                                        To the A318/A319 Purchase Agreement
                                            Dated as of March 10, 2000

                                                      between

                                                  AVSA, S.A.R.L.

                                                        and

                                              Frontier Airlines, Inc.

This Amendment No. 5 (hereinafter referred to as the “Amendment”) is entered into as of March 8, 2002, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 7001 Tower Road, Denver, CO 80249-7312 USA
(hereinafter referred to as the “Buyer”).

                                                    WITNESSETH

WHEREAS, the Buyer and the Seller entered into an Airbus A318/A319 Purchase Agreement, dated as of March 10, 2000 relating to the sale by the Seller and the purchase by the
Buyer of certain Airbus A318 and A319 aircraft which, together with all Exhibits,
Appendices and Letter Agreements attached thereto and as amended by Amendment
No.1, dated as of July 17, 2000, Amendment No. 2, dated as of November 6, 2000,
Amendment No. 3, dated as of June 18, 2001 and Amendment No. 4, dated as of
November 30, 2001, is hereinafter called the “Agreement.”

WHEREAS, the Seller desires to sell two (2) additional A319 aircraft (the “Incremental
A319 Aircraft”) to the Buyer, and the Buyer desires to purchase such Incremental
A319 Aircraft, under the terms and conditions hereof,

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

Capitalized terms used and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder”
and words of similar import refer to this Amendment.

1.       CLAUSE 0:  DEFINITIONS
         -----------------------

         The definition of A319 Aircraft in the Agreement is deleted and replaced with the following:
                           --------------

         QUOTE

         A319 Aircraft – any or all of the A319 Firm  Aircraft, Incremental A319 Aircraft,
         -------------
         A319 Option Aircraft and Additional Option Aircraft that the Buyer orders as A319-100 aircraft.

         UNQUOTE

2.       CLAUSE 3: PRICE
         ---------------

2.1      Paragraph 3.1.2.3.1 of the Agreement is deleted and replaced with the following:

         QUOTE

         The Base Price of the A319 Propulsion Systems, at delivery conditions prevailing in
         January 1999, is:

         US $ *

         (US dollars – * ).

         Said Base Price has been calculated in accordance with the Propulsion Systems
         Price Revision Formula from the Reference Price published by CFM International of US $ * (US  dollars  - * ) at delivery conditions prevailing in August 2001.

         UNQUOTE

2.2      Exhibit H to the  Agreement, the Propulsion Systems Price Revision Formula is
         deleted and replaced with “Exhibit H – Revised,” a copy of which is attached to this Amendment.

3.       CLAUSE 5: PAYMENT TERMS
         -----------------------

3.1      The schedule set forth in Clause 5.2.3.1 of the Agreement will apply to the
         Incremental A319 Aircraft as though such Aircraft had been included in the
         Agreement when it was originally signed.  Therefore, upon signature of this
         Amendment, all Predelivery Payments that are due as of the date of such signature in respect of the Incremental A319 Aircraft will be due the Seller by the Buyer.

3.2      *

4.       CLAUSE 9: DELIVERY SCHEDULE
         ---------------------------

         The delivery schedule set forth in Clause 9.1.1 of the Agreement as amended is hereby deleted and replaced with the following:

         QUOTE

         Firm         A/C ID        Aircraft Type                           Delivery
         ----         ------        -------------                           --------
         Aircraft
         --------
         No.
         ---

         *

         Option       A/C ID        Aircraft Type                           Delivery
         ------       ------        -------------                           --------
         Aircraft
         --------
         No.
         ---

         *

UNQUOTE

5.       *

6.       *

7.       EFFECT OF THE AMENDMENT
         -----------------------

         The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.  This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

         Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, including but in no way limited to the provisions of Clause 22.5 regarding confidentiality, provided that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

8.       CONFIDENTIALITY
         ---------------

         Without limiting the generality of Paragraph 8 with respect to the applicability to this Amendment of all terms and conditions of the Agreement, to the extent such terms and conditions are not inconsistent herewith, the parties hereby acknowledge and agree that this Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                                     AVSA, S.A.R.L.

                                                     By: _________________

                                                     Its: _________________

                                                     Date:  ________________

Frontier Airlines, Inc

By: __________________

Its: __________________

Date:  ___________________